UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COLONIAL COMMERCIAL CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 20, 2011

To the stockholders of Common Stock and Convertible Preferred Stock:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Colonial Commercial Corp. will be held at the offices of Folger & Folger, 521 Fifth Avenue, 24th Floor, New York, New York 10175 on June 20, 2011 at 11:00 a.m., local time, for the following purposes:

1.	To elect seven Directors to serve for the term set forth in the accompanying proxy statement.

2.
To consider and act upon a proposal to ratify the selection by the Company’s Board of Directors and Audit Committee of EisnerAmper LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2011.

3.	To consider and transact such other business as may properly come before the Meeting or any adjournments thereof.

A Proxy Statement, Form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2010 are enclosed herewith.  Only holders of record of Common Stock and Convertible Preferred Stock of the Company at the close of business on April 27, 2011 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.  A complete list of the stockholders entitled to vote will be available for inspection by any stockholder for any purpose germane to the Meeting, during ordinary business hours for a period of at least ten days prior to the Meeting, at the office of the Secretary of the Company, at 275 Wagaraw Road, Hawthorne, New Jersey 07506.

This year we are furnishing proxy materials to our stockholders over the Internet at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01228. On or about May 11, 2011, we mailed our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and Annual Report and how to vote online. The notice also provides instructions on how a stockholder can request a paper copy of these documents.

By Order of the Board of Directors,

Hawthorne, New Jersey	William Salek

May 11, 2011	Secretary
IMPORTANT

You are cordially invited to attend the Annual Meeting.  Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible.  A postage-paid, self-addressed envelope is enclosed for your convenience.  Any person giving a proxy has the power to revoke it at any time prior to its exercise and, if present at the Meeting, may withdraw it and vote in person.  Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company.

COLONIAL COMMERCIAL CORP.
275 WAGARAW ROAD,
HAWTHORNE, NEW JERSEY 07506
----------------------------------------------------------
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 20, 2011

This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith, by the Board of Directors of Colonial Commercial Corp. (the “Company”), for use at the Annual Meeting of Stockholders to be held at the offices of Folger & Folger, 521 Fifth Avenue, 24th Floor, New York, New York 10175 on June 20, 2011 at 11:00 a.m., local time, (the “Meeting”), or any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials over the Internet. Accordingly, on or about May 11, 2011, the Company is mailing to each holder of record of Common Stock and Convertible Preferred Stock as of April 27, 2011 (the “Record Date”) a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access the Company’s proxy materials and Annual Report over the Internet and vote online. The Record Date was fixed by the Board of Directors for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting.

If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials and Annual Report by mail unless you request one. If you wish to receive a printed copy of the Company’s proxy materials for the 2011 Annual Meeting and the Company’s Annual Report for 2010, please follow the instructions for requesting those materials set forth in the Notice of Internet Availability of Proxy Materials.

Any stockholder giving a proxy has the power to revoke the same at any time before it is voted. The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies.  Following the mailing of proxy materials, solicitation of the proxies may be made by officers and employees of the Company by mail, telephone, facsimile, electronic communication, or personal interview. Properly executed proxies will be voted in accordance with the instructions given by stockholders at the places provided for such purpose in the accompanying proxy.  Unless contrary instructions are given by stockholders, persons named in the proxy intend to vote the shares represented by such proxies FOR the election of the nominees as listed in this proxy, and FOR the selection of EisnerAmper LLP as independent auditors. All shares represented by a properly executed proxy received in time for the Meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the Meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies.

Voting Securities

As of the Record Date, the Company had 9,154,953 outstanding shares of Common Stock and 293,057 outstanding shares of Convertible Preferred Stock. Holders of Common Stock and Convertible Preferred Stock are each entitled to one vote per share on all matters and vote as one class.  The presence at the Meeting in person or proxy of the holders of a majority of the shares entitled to vote thereat shall constitute a quorum. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.
The current members of the Company’s Board of Directors, who have indicated that they intend to vote in favor of all of the Company’s proposals, own 5,179,289 shares of Common Stock and 91,065 shares of Convertible Preferred Stock, which represents 55.78% of the combined total number of shares of Common Stock and Convertible Preferred Stock entitled to vote.  (See Security Ownership of Certain Beneficial Owners and Management)

PROPOSAL 1
ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of proxy, unless such proxy specifies otherwise, to nominate and to vote the shares represented by such proxy for the election of the nominees listed below to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified. Each of the nominees named below currently serves as a director of the Company and each was elected at the Annual Meeting of Stockholders held on June 28, 2010, except for Pete Gasiewicz. Mr. Gasiewicz was appointed as a Director on February 24, 2011. The Company has no reason to believe that any of the nominees will become unavailable to serve as Directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his/her choice when voting at the Annual Meeting. Certain information regarding each nominee is set forth in the table and text below.

The Directors serve for a term of one year and until their successors are duly elected and qualified.

The names, ages and positions of the Registrant’s Directors and executive officers are listed below, along with a brief account of their business experience during the last five years.  Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Stockholders and from time to time at the pleasure of the Board.  There are no family relationships among these Directors and officers, except for Melissa Goldman-Williams, who is the daughter of Michael Goldman, nor any arrangements or understandings between any Directors or officers and any other person pursuant to which any of such officers were selected as executive officers.

Nominees for Election

All of the nominees are currently serving as Directors. The name, age and term of office as Director of each nominee for election as Director and his or her present position(s) with the Company and other principal affiliations are set forth below.

Name	Age (As of March 15, 2011)	Position with the Company

Directors and Executive Officers:

Dr. E. Bruce Fredrikson	72	Director, Chairman of Audit Committee

Pete Gasiewicz	56	Director, Vice President of Sales

Melissa Goldman-Williams	43	Director, Vice President of Operations

Michael Goldman	72	Director, Chairman of the Board

Stuart H. Lubow	53	Director, Chairman of Nominating Committee

Ronald H. Miller	67	Director

William Pagano	71	Director and Chief Executive Officer of the Company and President of Universal

Dr. E. Bruce Fredrikson

Dr. E. Bruce Fredrikson has been a Director of the Company since January 28, 2005. Dr. Fredrikson is currently an independent consultant in corporate finance and governance.  He is Professor of Finance, Emeritus, at Syracuse University’s Martin J. Whitman School of Management where he taught from 1966 until his retirement in May 2003. He is non-executive Chairman of the Board and Chairman of the Audit Committee of Track Data Corporation, a financial services company. From February 2003 until July 2009, Dr. Fredrikson served as a director and Chairman of the Audit Committee of Consumer Portfolio Services, Inc., a consumer finance company. Dr. Fredrikson holds an A.B. in economics from Princeton University and a M.B.A. in accounting and a Ph.D. in finance from Columbia University.

The nominating committee of the Board of Directors has concluded that Dr. Fredrikson should serve as a director because he has extensive accounting and corporate finance experience, which is particularly valuable in serving as Chairman of the Company’s Audit Committee. The nominating committee also took into account that Dr. Fredrikson is independent, as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).

Pete Gasiewicz

Pete Gasiewicz was appointed as a Director on February 24, 2011. Mr. Gasiewicz has served as Vice President of Sales of the Company since January 2008. Mr. Gasiewicz has extensive knowledge and experience in HVAC and the distribution business. Previously, Mr. Gasiewicz was President of Fedders North America, Senior Vice President of Fedders Corporation, Vice President and General Manager of International Comfort Products/Carrier Corporation (ICP), a division of United Technologies Corporation. Mr. Gasiewicz has also served as President of two wholly-owned ICP distributors operating approximately 31 locations and has held various other positions in the HVAC industry.  He holds a Bachelor of Arts Degree in Economics from New Jersey’s Ramapo College and has obtained a variety of technical certifications. He also has continuing education background at Darden School of Business, University of Virginia and holds a variety of HVAC technical certifications. Mr. Gasiewicz is also a Vietnam Era Veteran who served with the United States Marine Corps.

The nominating committee of the Board of Directors has concluded that Mr. Gasiewicz should serve as a director because he has extensive experience in the HVAC industry, which is valuable in understanding the Company’s operations.

Melissa Goldman-Williams

Melissa Goldman-Williams was appointed Vice President of Operations on February 24, 2011. Mrs. Goldman-Williams has been a Director of the Company since October 2004. She has been a member of the Board of Directors of Goldman Associates since January 1996, and during the periods from January 2004 to January 2007 and from January 2010 to January 2011 she also served as the Chief Operating Officer of Goldman Associates. From January 2007 to January 2010, she was the Chief Operating Officer of Westye East, an appliance distributor. She also served as Chief Operating Officer of the HVAC distribution division of Goldman Associates from 1996 to 2001, at which time the division was acquired by Colonial. She holds a B.A. from Lehigh University and a Masters Degree in Environmental Management from Duke University. She is the daughter of Michael Goldman, the Chairman of the Board of the Company.

The nominating committee of the Board of Directors has concluded that Mrs. Goldman-Williams should serve as a director because she has experience as the Chief Operating Officer at appliance distributors, which continues to be beneficial in understanding the Company’s operations.

Michael Goldman

Michael Goldman has been a Director of the Company since September 29, 2004 and was appointed Chairman of the Board on April 17, 2006.  Since 1987 Mr. Goldman was the Chief Executive Officer and Chairman of the Board of Directors of Goldman Associates of New York, Inc., an appliance distributor for the Northeast, until January 1, 2007.  The assets of this company were acquired by Westye East, on January 1, 2007 and it is now an investment company located in Florida.  Mr. Goldman continues to serve as the Chief Executive Officer and Chairman of the Board of Directors of Goldman Associates of New York, Inc.  Mr. Goldman is a Certified Public Accountant and holds a B.S. in Accounting from Brooklyn College and an M.B.A. in Management from Syracuse University.

The nominating committee of the Board of Directors has concluded that Mr. Goldman should serve as a director because of his experience as the Chief Executive Officer of his appliance distribution company for 20 years, which is valuable in understanding the Company’s operations. Additionally, Mr. Goldman’s accounting expertise is continually valuable to the Company.

Stuart H. Lubow

Stuart H. Lubow has been a Director of the Company since May 11, 2006.  Mr. Lubow is a founder, Chairman, President and Chief Executive Officer of Community National Bank. Mr. Lubow was founder, President and Chief Executive Officer of Community State Bank from 1997 to 2003 and was the Executive Vice President and Chief Operating Officer of Garden State Bank until 1996.  Mr. Lubow has been a banking executive for over 30 years. He is a past Chairman of the Community Bankers Association of New Jersey, as well as the former Chairman of the Teaneck Development Corporation. Mr. Lubow holds a B.A. in Accounting from Moravian College and has served as an instructor at the New York University School of Continuing Education.

The nominating committee of the Board of Directors has concluded that Mr. Lubow should serve as a director because he has extensive banking experience. This experience is particularly useful to the Company when seeking to extend current financing or obtain new financing. The nominating committee also took into account that Mr. Lubow is independent, as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).

Ronald H. Miller

Ronald H. Miller has been a Director of the Company since 1983.  Mr. Miller holds a B.S. in Education from Ohio State University and a J.D. from Ohio State University.  Mr. Miller was engaged in the practice of law since 1969 until his retirement in 2007.  Mr. Miller is an acting Judge of Auglaize County Municipal Court in the State of Ohio.

The nominating committee of the Board of Directors has concluded that Mr. Miller should serve as a director because he has continuously served on the Board since the Company’s reorganization in 1983 and he has 40 years of legal experience to provide to the Company. The nominating committee also took into account that Mr. Miller is independent, as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).

William Pagano

William Pagano has been the President of Universal since November 1998, and was appointed as a Director of the Company in February 2002, as President of the Company on October 27, 2005, and as Chief Executive Officer of the Company on April 17, 2006. Prior to November 1998, Mr. Pagano was engaged in the practice of law.  Mr. Pagano holds a B.S. in Industrial Management, and an M.B.A., both from Fairleigh Dickinson University.  Mr. Pagano also holds a J.D. from Seton Hall University.

The nominating committee of the Board of Directors has concluded that Mr. Pagano should serve as a director because of his experience in serving as the President of our subsidiaries since their acquisition by the Company, as well as his experience in serving as Chief Executive Officer of the Company since 2006. Additionally, Mr. Pagano’s legal experience is continually valuable to the Company.

Executive Officers

Set forth below is information concerning the sole executive officer who is not a Director of the Company.

Name	Age (As of March 15, 2011)	Position with the Company
William Salek	49	Chief Financial Officer and Secretary of the Company and Vice President of Universal

William Salek

William Salek has been the Vice President of Universal since June 1999 and was appointed as the Chief Financial Officer of the Company in October 2004 and Secretary of the Company in February 2005.  Mr. Salek has been employed by Universal since 1983.  Mr. Salek holds a B.S. in Accounting from Clarion University.  Mr. Salek is a director of Educational Partnership for Instructing Children, Inc., a non-profit learning institute.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, information with respect to beneficial ownership by named executive officers and Directors of the Company, holders of over 5% of a class of stock and of executive officers and Directors of the Company as a group.

	Common Stock			Preferred Stock
	Amount and			Amount and
	Nature of		Percent	Nature of
	Beneficial		of	Beneficial	Percent of
Name of Beneficial Owner	Ownership*		Class	Ownership*	Class
Named Executive Officers and Directors:
Dr. E. Bruce Fredrikson	35,600	(1)	**	0	**
Melissa Goldman-Williams	5,400		**	0	**
Michael Goldman	4,317,329	(2)	46.69%	91,065	31.07%
Stuart H. Lubow	25,000	(3)	**	0	**
Ronald H. Miller	26,054	(4)	**	0	**
William Pagano	968,971	(5)	10.55%	0	**
William Salek	45,000	(6)	**	0	**
All Executive Officers and Directors as a Group:	5,423,354	***	58.95%	91,065	31.07%

Holders of over 5% of a class of stock who are not Officers or Directors:
Rita C. Folger	1,178,719	(7)	12.83%	0	**
Goldman Associates of New York, Inc.	3,979,255	(8)	43.47%	0	**

The beneficial owners listed above have all given a business address of 275 Wagaraw Road, Hawthorne, New Jersey 07506.

*For the purposes of this table, “Beneficial Ownership” is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended.  Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

**Represents beneficial ownership of less than one percent of the Company’s outstanding securities.

***Assumes the conversion by Mr. Goldman of his 91,065 shares of Convertible Preferred Stock into 91,065 shares of Common Stock.

(1)  Dr. E. Bruce Fredrikson’s beneficial ownership consists of 10,600 shares of Common Stock and 25,000 shares of Common Stock issuable upon exercise of his options.

(2)  Michael Goldman is the Chief Executive Officer and Chairman of the Board of Goldman Associates of New York, Inc. (“Goldman Associates”). Goldman Associates is the owner of 3,979,255 shares of Common Stock (“Goldman Shares”). Mr. Goldman is the owner of 247,009 shares of Common Stock, 91,065 shares of Common Stock issuable at any time upon conversion of 91,065 shares of Convertible Preferred Stock, and the beneficial owner of the Goldman Shares.  Mr. Goldman’s Common Stock ownership in the table above reflects the aggregate amount of his beneficially owned shares consisting of: (i) 247,009 shares of Common Stock, (ii) 91,065 shares of Common Stock issuable at any time upon conversion of 91,065 shares of Convertible Preferred Stock, and (iii) the Goldman Shares. Mr. Goldman’s beneficial ownership excludes 20,000 shares of Common Stock owned by his wife, of which Goldman Associates and Michael Goldman disclaim beneficial ownership.  Mr. Goldman’s wife disclaims beneficial ownership of Mr. Goldman’s shares.

(3)  Stuart H. Lubow’s beneficial ownership consists of 25,000 shares of Common Stock issuable upon exercise of his options.

(4)  Ronald H. Miller’s beneficial ownership consists of 1,054 shares of Common Stock and 25,000 shares of Common Stock issuable upon exercise of his options.

(5)  William Pagano’s beneficial ownership consists of 935,638 shares of Common Stock and 33,333 shares of Common Stock issuable at any time upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share.

(6)  William Salek’s beneficial ownership consists of 45,000 shares of Common Stock.

(7)  Rita C. Folger’s beneficial ownership consists of 1,145,386 shares of Common Stock and 33,333 shares of Common Stock issuable upon conversion of a $100,000 Convertible Note at a conversion price of $3 per share. Mrs. Folger is the wife of Oscar Folger and the mother of Jeffrey Folger.  Oscar Folger and Jeffrey Folger, of the law firm Folger & Folger, are counsel to the Company.  Mr. Folger disclaims beneficial ownership of his wife’s shares.

(8)  The beneficial ownership of Goldman Associates of New York, Inc. consists of 3,979,255 shares of Common Stock.  See Footnote 2, above, for information relating to beneficial ownership of these securities held by Michael Goldman.

Certain Relationships and Related Transactions, and Director Independence

(a)
A subsidiary of the Company leases a warehouse and store in Wharton, New Jersey comprising of 27,000 square feet from a company owned by Mr. Paul Hildebrandt under a lease that expires in July 31, 2017.  The Company paid Mr. Hildebrandt’s company $215,534 and $251,556 during the years ended December 31, 2010 and 2009, respectively.

On June 1, 2009 the Company paid to Mr. Hildebrandt $25,000 as the final payment under a convertible note dated December 31, 2004 in the initial principal amount of $150,000. William Salek, the Company’s Chief Financial Officer, is the son-in-law of Mr. Hildebrandt.  Mr. Hildebrandt served as a Director of the Company from July 2004 to January 2005.

(b)
Pursuant to a secured note dated July 29, 2004, as amended by Amendment 1 dated March 27, 2008, Amendment 2 dated February 12, 2009, Amendment 3 dated March 5, 2010, and further amended by Amendment 4 dated March 1, 2011, the Company owes Goldman Associates of New York, Inc. (“Goldman Associates”), the principal amount of $750,000 at December 31, 2010 collateralized by the assets of the Company. The secured note is subordinate to the borrowings under the Company’s credit facility, bears interest at the prime rate plus 2% and is due on January 1, 2012. Michael Goldman is the Chief Executive Officer and Chairman of the Board of Goldman Associates and is Chairman of the Board of the Company.

(c)
Oscar Folger and Jeffrey Folger, of the law firm Folger & Folger, are counsel to the Company.  Rita Folger, a more than 5% shareholder of the Company, is the wife of Oscar Folger and the mother of Jeffrey Folger.  Professional fees paid to the law firm of Folger & Folger for the years ended December 31, 2010 and 2009 were $20,093 and $130,936, respectively.

(d)
Pioneer Realty Holdings, LLC, a New York limited liability company (“Pioneer”), is the owner of the premises located at 836 Route 9, Fishkill, New York, formerly known as 2213 Route 9, Fishkill, New York that is leased to a subsidiary of the Company under a lease that expires on March 31, 2017, subject to two five-year renewal options.

William Pagano, Chief Executive Officer and Director of the Company, has a 55% interest in Pioneer and each of Mrs. Folger and Jeffrey Folger has a 20% interest in Pioneer Realty Partners I, LLC, which has a 40% interest in Pioneer.  The Company paid Pioneer $268,896 and $252,879 during the years ended December 31, 2010 and 2009, respectively.

(e)
Mr. Pagano and Mrs. Folger are each holders of convertible unsecured notes in the amount of $100,000, issued pursuant to the terms of a private placement made on July 29, 2004, as amended by Amendment 1 dated March 27, 2008, Amendment 2 dated February 12, 2009, Amendment 3 dated March 5, 2010, and further amended by Amendment 4 dated March 1, 2011. The convertible unsecured notes bear interest at the prime rate plus 2% and are due on January 1, 2012.

Interest expense on each of the notes held by Mr. Pagano and Mrs. Folger amounted to $5,250 for each of the years ended December 31, 2010 and 2009.

Mr. Salek and the wife of Michael Goldman were holders of convertible unsecured notes in the amounts of $25,000 and $12,500, respectively, issued pursuant to the terms of a private placement made on July 29, 2004. The convertible unsecured notes bore interest at 11% and were due and paid on June 1, 2009.

Interest expense on the note held by Mr. Salek amounted to $1,146 for the year ended December 31, 2009.

Interest expense on the note held by the wife of Michael Goldman amounted to $573 for the year ended December 31, 2009.

(f)
Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger were each holders of unsecured notes in the amounts of $90,000, $171,033, $35,000 and $100,000, respectively, issued in connection with the Company’s August 20, 2009 tender offer to purchase any and all shares of its convertible preferred stock at $1.25 per share. The unsecured notes bear interest at 12% and are payable in twenty equal quarterly payments beginning October 10, 2009.

Subsequent to the expiration of the Company’s tender offer, the Company repaid to Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger the unused portion of the above notes. These repayments amounted to $50,947, $96,818, $19,813 and $56,608, respectively. As a result of these repayments, Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger were each holders of unsecured notes in the amounts of $39,053, $74,215, $15,187 and $43,392, respectively.

At December 31, 2010 the remaining principal on the above notes were $25,460, $48,383, $9,901 and $28,289, respectively. Interest expense on the notes held by Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger amounted to $3,601, $6,843, $1,400 and $4,001, respectively, for the year ended December 31, 2010. Interest expense on the notes held by Mr. Hildebrandt, Goldman Associates, Mr. Pagano and Mrs. Folger amounted to $2,695, $5,122, $1,048 and $2,995, respectively, for the year ended December 31, 2009.

(g)
On March 1, 2011, the Company entered into agreements to privately place 4,500,000 shares of common stock at $0.50 per share for total proceeds of $2,250,000. The initial closing under the agreements closed on March 1, 2011 and the final closing closed on March 4, 2011. Of these shares, 3,000,000 were purchased by Goldman Associates, 600,000 by Rita Folger, 400,000 by Paul Hildebrandt and 200,000 by William Pagano.

(h)
On February 24, 2011, the Board of Directors of the Company appointed Melissa Goldman-Williams to serve as Vice President of Operations. Mrs. Goldman-Williams receives a salary of $135,000 per year. Mrs. Goldman-Williams is a director of the Company and is the daughter of Michael Goldman, the Chairman of the Board of the Company.

Director Independence

The Board of Directors is comprised of seven members, of which three are classified as “independent” as defined in the NASDAQ Stock Marketplace Rule 5605(a)(2).  The three independent Directors are Dr. E. Bruce Fredrikson, Stuart H. Lubow and Ronald H. Miller.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having a separate director serve as Chairman is in the best interest of the Company's shareholders at this time. This structure ensures a greater role for the Directors in the oversight of the Company and active participation of the Directors in setting agendas and establishing Board priorities and procedures. Further, this structure permits the Chief Executive Officer to focus on the management of the company's day-to-day operations.

The Board’s Role in Risk Oversight

The Board believes that the goal of risk oversight is to identify and assess risks which may affect the Company’s ability to fulfill its business objectives, and to formulate plans to mitigate any potential effects. The Board administers its oversight function directly, through both its Audit and Compensation Committees, and through Company Management, as follows:

•	Through Board discussion on general business strategy and risks that could drive tactical and strategic decisions in the near and long term.

•	Through the Audit Committee with respect to financial risks and risks that may affect the financial situation of the Company.

•	Through the Compensation Committee with respect to risks associated with executive compensation plans and arrangements.

•
Through executive management of the Company with respect to risks which may arise in the ordinary course of business, such as operational, managerial, business, legal, regulatory and reputational risks.

•
Through the Chief Executive Officer, via updates to the Board during Board meetings with respect to potential material risks identified by executive management, as is deemed appropriate based on the circumstances.

Compliance with Section 16(a) of the Exchange Act

The Company believes that during the period from January 1, 2010 through December 31, 2010, all executive officers, Directors and greater than 10% beneficial owners, complied with Section 16(a) filing requirements.

Information Concerning Operation of the Board of Directors and Committees

Meetings of the Board of Directors

During the year ended December 31, 2010, the Board of Directors had five meetings. Each director attended at least (i) 75% of all of the meetings of the Board of Directors held during the period; and (ii) 75% of the meetings of all committees on which he or she served. The Company does not have a policy requiring incumbent Directors and Director nominees to attend the Company’s Annual Meeting of Stockholders. All of the Directors who were in office in 2010 attended the last Annual Meeting, which was held in 2010.

Committees of the Board of Directors

The Company has an Audit, Nominating and Compensation Committee and maintains written charters for each such committee on the Company's web site at www.colonialcomm.com.

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  Serving on the Committee are Dr. E. Bruce Fredrikson and Ronald H. Miller.  The Board of Directors has determined that it has two Audit Committee financial experts serving on the Audit Committee, Dr. Fredrikson and Mr. Miller.

The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors to the Company, to review the effectiveness of the Company’s internal accounting methods and procedures, to consider whether the Company’s principal accountant’s provision of non-audit services is compatible with maintaining the principal accountant’s independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the NASDAQ Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Audit Committee are "independent" as defined in the NASDAQ National Market’s Marketplace Rule 5605(c)(2)(A).

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company’s independent accountants and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company’s independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met four times during fiscal year 2010.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company’s financial statements and the overall reporting process, including maintenance of the Company’s system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company’s financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2010 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed under standards established by the Public Company Accounting Oversight Board (United States), including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in rule 3200T. The independent auditors have provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the SEC. The Audit Committee has also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

Members of the Audit Committee

Dr. E. Bruce Fredrikson, Chairman

Ronald H. Miller

Nominating Committee

The Company currently has a separately designated standing Nominating Committee.  Serving on the Committee are Stuart H. Lubow and Ronald H. Miller.  The Board of Directors has determined that the Nominating Committee members are “independent” as defined in the NASDAQ Marketplace Rule 5605(a)(2). The Nominating Committee met once in fiscal year 2010.

The functions of the Nominating Committee are, among other things, to oversee the design and administration of our nomination process.  Potential candidates for Director are reviewed by the Nominating Committee, and Director nominees are selected by Board of Director resolutions subject to the approval of a majority of the independent Directors.  All of the nominees recommended for election to the Board of Directors at the Annual Meetings are Directors standing for re-election, except for Pete Gasiewicz. Mr. Gasiewicz was appointed as a Director on February 24, 2011. Although the Nominating Committee does not have a formal policy with respect to the consideration of diversity, when considering director candidates the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board of Director’s effectiveness at the time the consideration is made. When considering potential director candidates, the Nominating Committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. The Nominating Committee has not established any minimum qualifications for director candidates.  In 2010, the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Nominating Committee will consider Director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other Directors, provided the stockholder submitting such nomination has provided such recommendation on a timely basis as described in "Proposals of Stockholders," below.  To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

Compensation Committee

The Company currently has a separately designated standing Compensation Committee.  Serving on the Committee are Dr. E. Bruce Fredrikson and Stuart H. Lubow.  The Board of Directors has determined that the Committee members are “independent” as defined in the NASDAQ Marketplace Rule 5605(a)(2). In addition, no Director may serve unless he or she (i) is a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

The functions of the Compensation Committee are, among other things, to assist the Board in overseeing the Company’s management compensation policies and practices, including (i) determining and approving the compensation of the Company’s Chief Executive Officer (“CEO”);  (ii) reviewing and approving compensation levels for such executive officers or other members of management as the Board or Committee deems appropriate; (iii) reviewing and approving management incentive compensation policies and programs; (iv) reviewing and approving equity compensation programs for employees, and exercising discretion in the administration of such programs; and (iv) producing an annual report on executive compensation for inclusion in the proxy statement.  To carry out its responsibilities, the Compensation Committee met once during fiscal year 2010.

The Compensation Committee may form and delegate any of its responsibilities to a subcommittee so long as such subcommittee is solely comprised of one or more members of the Compensation Committee.

Stockholders’ Communications with the Board of Directors

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations Department at 973-427-8224. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Colonial Commercial Corp., c/o Corporate Secretary, 275 Wagaraw Road, Hawthorne, New Jersey 07506. Any communications must contain a clear notation indicating that it is a “Stockholder-Board Communication” or a “Stockholder-Director Communication” and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual Director or Directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

Executive Compensation

Summary Compensation Table

The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 2010 and 2009 to William Pagano and William Salek, the only named executive officers of the Company as of December 31, 2010 whose compensation exceeded $100,000.

Name and Principal Position	Year	Salary	Non-Equity Incentive Plan Compensation	All Other Compensation	Total

William Pagano—Director and Chief	2010	$180,000	-	-	$180,000

Executive Officer of the Company and	2009	$155,385	-	-	$155,385

President of Universal*

William Salek—Chief Financial Officer	2010	$120,500	-	-	$120,500

and Secretary of the Company and Vice	2009	$120,500	-	-	$120,500

President and Secretary of Universal**

* In 2009 Mr. Pagano waived (i) 50% of his salary, or $30,000, for the period beginning on January 1, 2009 and ending on March 28, 2009 and (ii) 10% of his salary, or $14,615, for the period beginning on March 29, 2009 and ending on December 31, 2009. Mr. Pagano also waived 10% of his salary, or $20,000, for the full fiscal year 2010.

** In 2009 Mr. Salek waived 10% of his salary, or $9,500, for the period beginning on March 29, 2009 and ending on December 31, 2009. In 2010 Mr. Salek waived (i) 10% of his salary, or $9,000, for the period beginning on January 1, 2010 and ending on August 29, 2010 and (ii) 5% of his salary, or $5,000, for the period beginning on August 30, 2010 and ending on September 27, 2010.

During the fiscal years ended 2010 and 2009, no stock awards, option awards, bonuses or nonqualified deferred compensation earnings were earned by the named executive officers.

Narrative Disclosure to Summary Compensation Table

Mr. Pagano is the Chief Executive Officer of the Company. Mr. Salek is the Chief Financial Officer and Secretary of the Company.

William Pagano

Universal Supply Group, Inc., (“Universal”), a wholly owned subsidiary of the Company, and Mr. Pagano entered into an employment agreement dated as of June 25, 1999, as amended, (“Employment Agreement”), which expired on December 31, 2010, pursuant to which the Company employed Mr. Pagano as President of Universal. The Employment Agreement provided for (i) a salary of $200,000 per year, reduced by any amounts payable to Mr. Pagano for loss of earnings or the like under any insurance plan or policy, the premiums for which are paid for in their entirety by the Company; (ii) fringe benefits commensurate with Mr. Pagano’s position as President, in such group life, health, accident, disability or hospitalization insurance plans, subject to underwriting requirements as Universal, or its parent, may make available to its other executive employees and (iii) additional incentive compensation based on a percentage of earnings, as defined below, of the subsidiaries, limited to two times his base compensation. Mr. Pagano is subject to the confidentiality and non-compete provisions set forth in the Employment Agreement.

In 2009 Mr. Pagano waived (i) 50% of his salary, or $30,000, for the period beginning on January 1, 2009 and ending on March 28, 2009 and (ii) 10% of his salary, or $14,615, for the period beginning on March 29, 2009 and ending on December 31, 2009. Mr. Pagano also waived 10% of his salary, or $20,000, for the full fiscal year 2010.

For the calendar years 2009 and 2010, Mr. Pagano earned, as incentive compensation, a percentage of the Incentive Compensation Base. Incentive Compensation Base shall mean the Universal’s net earnings (as determined by the Company, Universal’s parent) which are included in the Company’s consolidated audited financial statements, plus the amount of any deductions from net earnings which are made in such statements for (i) interest paid or accrued in connection with the acquisition of the Universal, (ii) Federal income taxes, (iii) parent company management fees or allocation of overhead from the parent company either paid or accrued and (iv) incentive compensation under this Agreement. Earnings of businesses acquired by Universal shall be included in determining incentive compensation base. Incentive compensation will be paid within 30 days following receipt by Universal of the Independent Accountant’s report for the year involved and said report shall be binding and conclusive on the calculation of net earnings and incentive compensation. Incentive compensation for any year beginning in 2005 shall in no event exceed two times Mr. Pagano’s base compensation for such year.

Portion of Incentive Compensation Base			Additional Compensation Percentages

Up to		$250,000	8%
$251,000	to	$500,000	9%
$501,000	to	$750,000	10%
$751,000	to	$1,000,000	11%
$1,001,000		And over	12%

For the fiscal year ending December 31, 2010, the incentive compensation base was $465,211 and the incentive compensation was computed as follows:

2010
Incentive Compensation Base	Additional Compensation Percentages	Incentive Compensation

$250,000	at 8%	$20,000
$215,211	at 9%	$19,369
$0	at 10%	$0
$0	at 11%	$0
$0	at 12%	$0
$465,211		$39,369

Total incentive compensation for the fiscal year ended December 31, 2010 was $39,369. On March 7, 2011, Mr. Pagano waived his right to receive incentive compensation for 2010.

For the fiscal year ending December 31, 2009, the incentive compensation base was $0, therefore, total incentive compensation for the fiscal year ended December 31, 2009 was $0.

Mr. Pagano’s employment agreement expired on December 31, 2010. Mr. Pagano is currently employed by the Company on an at-will basis at an annual compensation rate of $200,000.

In the event Mr. Pagano ceases to serve as the President of Universal or Executive Vice President of RAL or President of S&A, the Company will appoint another senior executive officer to enter into a support agreement in substantially the same form as the support agreement entered into by Mr. Pagano pursuant to the original credit facility.

William Salek

Mr. Salek is employed by the Company on an at-will basis at an annual compensation rate of $130,000. In 2009 Mr. Salek waived 10% of his salary, or $9,500, for the period beginning on March 29, 2009 and ending on December 31, 2009. In 2010 Mr. Salek waived (i) 10% of his salary, or $9,000, for the period beginning on January 1, 2010 and ending on August 29, 2010 and (ii) 5% of his salary, or $5,000, for the period beginning on August 30, 2010 and ending on September 27, 2010. Mr. Salek did not receive an incentive award for the fiscal years ending December 31, 2010 and 2009.

Outstanding Equity Awards at Fiscal Year End

There were no equity awards outstanding for the named executive officers as of December 31, 2010.

Potential Payments Upon Termination or Change In Control

No named executive officer is entitled to any payments upon the termination or retirement of such named executive officer or upon a change of control of the Company.

Director’s Compensation

The following table sets forth compensation to members of the Board of Directors, other than those employed by the Company, during the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash	Option Awards*	All Other Compensation	Total

Dr. E. Bruce Fredrikson	$22,000	-	-	$22,000

Melissa Goldman-Williams	$12,000	-	-	$12,000

Michael Goldman	$12,000	-	-	$12,000

Stuart H. Lubow	$12,000	-	-	$12,000

Ronald H. Miller	$12,000	-	-	$12,000

*The dollar amount of stock option awards is calculated in accordance with FASB ASC Topic 718. The aggregate number of options outstanding as of December 31, 2010 for each Dr. Fredrikson, Mr. Lubow and Mr. Miller was 25,000.

Members of the Board of Directors, other than those employed by the Company, received a fee of $12,000 annually consisting of an annual retainer of $8,000 and a fee of $1,000 for each meeting of the Board, limited to $4,000 per annum payable in advance in four equally quarterly installments.

Dr. E. Bruce Fredrikson’s annual retainer fee for serving as a Director and Chairman of the Audit Committee is $18,000.  The fee is payable in $4,500 installments in advance of each quarter.

Members of the Board of Directors receive no fees if they are employed by the Company.

Pete Gasiewicz was appointed as a Director on February 24, 2011. Mr. Gasiewicz has served as Vice President of Sales of the Company since January 2008 and as an employee of the Company, will not receive director fees.

Melissa Goldman-Williams was appointed Vice President of Operations on February 24, 2011 and as an employee of the Company, will no longer receive director fees.

On December 6, 2006, the Company granted ten-year options to purchase 25,000 shares of common stock at an exercise price of $1.85 per share to each of the following Directors: Dr. E. Bruce Fredrikson, Stuart H. Lubow and Ronald H. Miller. The option to each Director was immediately vested for 10,000 shares and 5,000 additional shares vested on each of the first three anniversaries of the Grant Date. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

PROPOSAL 2
RELATIONSHIP WITH AND RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS

The Board of Directors of the Company, on the recommendation of the Audit Committee, has appointed the firm of EisnerAmper LLP as the Company's principal accountants to audit the Company's financial statements for the year ended December 31, 2011, subject to ratification of this appointment by the stockholders of the Company.  A representative of EisnerAmper LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so.  A representative of EisnerAmper LLP is also expected to be available to respond to appropriate questions at the Meeting.

In the event that the stockholders fail to ratify this appointment, the Audit Committee will reconsider its selection of audit firm, but may decide not to change its selection.  Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.

Fiscal 2010 and 2009 Accounting Firm Summary

Audit Fees

Audit fees for 2010 and 2009 were $235,000 and $235,000, respectively. All services provided by independent accountants were approved by the audit committee.  Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s annual statements, for review of interim consolidated financial statements included in quarterly reports and services that were normally provided by EisnerAmper LLP in connection with statutory and regulatory filings or engagements.

Audit Related Fees

The Company did not incur audit related fees from EisnerAmper LLP in 2010 or 2009. Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees

The Company did not incur tax fees from EisnerAmper LLP in 2010 or 2009. Tax Fees consist of fees billed for professional services rendered for tax compliance.  These services include assistance regarding federal, state and local tax compliance.

All Other Fees

All other fees for professional services rendered to the Company by EisnerAmper LLP during the fiscal years 2010 and 2009 were $0 and $22,500, respectively.

The Audit Committee meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit, approves in advance the engagement of the independent auditor for all audit services and non-audit services and approves the fees and other terms of any such engagement, and obtains periodically from the independent auditor a communication of the matters required to be discussed by Statements of Auditing Standards No. 61 and SEC Rule 10(a).  The Audit Committee also meets with the auditors prior to the filing of Forms 10-K and 10-Q to discuss the results of their audit and reviews. In addition, the Company obtains a letter describing all relationships between the auditor and the Company and discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

Vote Required

Election of Directors

The election of Directors requires the plurality of the votes cast by Common Stockholders and Convertible Preferred Stockholders. On this matter, abstentions and broker non-votes will have no effect on the voting.

Ratification of the Appointment of Independent Auditors

The appointment of EisnerAmper LLP as independent auditors requires the affirmative vote of a majority of the common and preferred shares, voting together as one class, cast at the Annual Meeting. On this matter, abstentions and broker non-votes will have no effect on the voting.

Expense of Solicitation

The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of proxy materials, solicitation of the proxies may be made by officers and employees of the Company by mail, telephone, facsimile, electronic communication, or personal interview. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

Proposals of Stockholders

Any stockholder proposal intended to be presented at the Company’s 2012 Annual Meeting must be received by the Secretary of the Company, 275 Wagaraw Road, Hawthorne, New Jersey 07506, no later than January 12, 2012, in order to be considered for inclusion in the proxy statement and form of proxy for such Meeting. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Company not later than March 27, 2012.

Additional Information

COPIES OF THE EXHIBITS TO THE COMPANY’S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED TO ANY REQUESTING SHAREHOLDER, PROVIDED THAT SUCH SHAREHOLDER AGREES TO REIMBURSE THE COMPANY FOR REASONABLE FEES RELATED TO PROVIDING SUCH EXHIBITS.

ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY 07506.

Other Matters

Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement.  However, if any other matters properly come before the Meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

Hawthorne, New Jersey	William Salek

May 11, 2011	Secretary

ANNUAL MEETING OF SHAREHOLDERS OF COLONIAL COMMERCIAL CORP. COMMON STOCK AND CONVERTIBLE PREFERRED STOCK June 20, 2011 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01228 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O E. Bruce Fredrikson O Pete Gasiewicz O Michael Goldman O Melissa Goldman-Williams O Stuart H. Lubow O Ronald H. Miller O William Pagano 2. Proposal to ratify the selection of EisnerAmper LLP as independent public accountants of the Company for the fiscal year ending December 31, 2011: 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF FREDRIKSON, GASIEWICZ, GOLDMAN, GOLDMAN-WILLIAMS, LUBOW, MILLER AND PAGANO, AND FOR THE RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES FOR DIRECTORS: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- Please detach along perforated line and mail in the envelope provided. ---------------- 20730000000000000000 5 062011

Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O E. Bruce Fredrikson O Pete Gasiewicz O Michael Goldman O Melissa Goldman-Williams O Stuart H. Lubow O Ronald H. Miller O William Pagano 2. Proposal to ratify the selection of EisnerAmper LLP as independent public accountants of the Company for the fiscal year ending December 31, 2011: 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF FREDRIKSON, GASIEWICZ, GOLDMAN, GOLDMAN-WILLIAMS, LUBOW, MILLER AND PAGANO, AND FOR THE RATIFICATION OF THE SELECTION OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 NOMINEES FOR DIRECTORS: ANNUAL MEETING OF SHAREHOLDERS OF COLONIAL COMMERCIAL CORP. COMMON STOCK AND CONVERTIBLE PREFERRED STOCK June 20, 2011 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20730000000000000000 5 062011 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at ttp://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01228

COLONIAL COMMERCIAL CORP.

COMMON STOCK
AND CONVERTIBLE PREFERRED STOCK

The undersigned hereby appoints Michael Goldman and William Pagano, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock and Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 20, 2011 or any adjournments thereof.

(Continued and to be signed on the reverse side.)

COLONIAL COMMERCIAL CORP. COMMON STOCK AND CONVERTIBLE PREFERRED STOCK T IS PROXY IS SOLICITED ON BE ALF OF T E BOARD OF DIRECTORS T e undersigned  ereby appoints Mic ael Goldman and William Pagano, and eac  of t em jointly and severally, proxies, wit  full power of substitution and revocation, to vote on be alf of t e undersigned all s ares of Common Stock and Convertible Preferred Stock of Colonial Commercial Corp. w ic  t e undersigned is entitled to vote at t e Annual Meeting of S are olders to be  eld on June 20, 2011 or any adjournments t ereof. (Continued and to be signed on t e reverse side.) 0